EXHIBIT 99.1

NASDAQ: FCTR The Wall Street Analyst Forum March 5, 2003

Forward Looking Statements This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; and (9) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.firstcharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof. 2

Table of Contents First Charter at a Glance Financial Results Strategic Plan Why Own First Charter 3

First Charter at a Glance Assets: $3,746 Deposits: $2,323 Loans: $2,073 58 Banking & Insurance Offices 900 Employees Serving 130M Households Closing Stock Price: $18.01 per Share Market Cap: $542 Million .....as of December 31, 2002 4

$509 $547 $762 $1,864 $1,894 $2,932 $3,406 1995 1996 1997 1998 1999 2000 2001 First Charter's Acquisitions Originally reported total assets in millions Recent Acquisitions Assets ($MM) Deal Value ($MM) Completion Date Bank of Union Carolina State Bank HFNC Financial Corp. Carolina First BancShares, Inc. December 1995 December 1997 September 1998 April 2000 $ 35.4 $ 47.1 $ 189.4 $ 173.4 $ 133.9 $ 141.5 $1,007.9 $ 791.7 5

As a Result of the Acquisitions Our Balance Sheet Became Very "Thrift Like" - Excess Equity - Margin Compression - Mortgage Runoff Difficult to Replace Inadequate Risk Management Systems - Problem Loans Increased Seven Different Cultures Outdated and Inadequate Technology 6

Financial Results 7

Management's Commitment to Improve Results Change our Loan Mix: More Consumer Loans Change our Deposit Mix: Less Dependent on CDs Improve Fee Income: Multiple Sources Improve Asset Quality: Improved Credit Culture Control Expenses 8

Improving Results Strategic Plan 2003 & Beyond Capitalize on our Dynamic Market Execute our Community Banking Strategy 9

Dynamic Markets IREDELL MECKLENBURG LINCOLN CABARRUS RUTHERFORD BURKE CATAWBA GASTON CLEVELAND HENDERSON POLK AVERY McDOWELL BUNCOMBE TRANSYLVANIA JACKSON UNION Monroe Shelby ROWAN 80% 10

Dynamic Markets Charlotte, North Carolina SMA 25th Largest City in the United States Strong, diversified economy Over 15,000 middle market businesses Highly concentrated foot print First Charter has a 6-percent market share of deposits-- 94 percent of the market does not bank with us yet 11

Dynamic Markets Charlotte MSA United States 12

Community Banking Strategy Checking Account Marketing Strategy ExSEL Strategy Pro-Active Marketing Strategy Wealth Management Strategy Cash Management Strategy "Expect More" Service Strategy Mortgage Strategy Credit Risk Strategy Insurance Strategy Community Banking Strategy 13

Community Banking Strategy Focus on "Expect More" Service Strategy Percent of Clients ("Very Satisfied") 3Q/01 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 70 72 74 75 79 83 14

Sales meetings every Monday morning All new customers profiled at account opening Most profitable current clients profiled semi-annually Reward and recognition tied to sales activities and results Core customer cross-sell ratio 4.01 and climbing Community Banking Strategy Focus on ExSEL Sales Process 15

Net Consumer Loan Growth (millions) 1999 2000 2001 2002 20 60 100 115 Community Banking Strategy Changing Loan Mix 16

Loan Portfolio Mix 97.7% Secured $179M Average Loan Size 8 89% Secured $15M Average Loan Size Excludes loans held for sale Commercial Loans 60% of Total Loans Retail Loans 40% of Total Loans .....as of December 31, 2002 17

CHAMP CHecking Account Marketing Plan Launched October 18, 2002 40 Community Banking Strategy Changing Deposit Mix 18

Totally Free Checking 19

19 CHAMP Results Nov. Dec. Jan. Feb. Mar. Apr. May June July Aug. Sept. Oct. Nov. Dec. Jan. 946 878 1172 1216 1296 1104 1394 1748 1249 1217 1060 2707 2310 2386 3387 New Checking Accounts (November 2001 - January 2003) 20 CHAMP Community Banking Strategy

Community Banking Strategy CHAMP Goal 40,000 New DDAs in 2003 21

Community Banking Strategy The Big Payoff Checking account marketing is strategic: - Competing on service and location, not rate. - Owning customers and having a right of first refusal for all their financial needs instead of just renting some money. The value of the other accounts and loans we acquire from our new checking customers exceeds the value of the checking account. 22

Community Banking Strategy Improving Fee Income Fee Income Growth - Multiple Sources Service Charge Income up 30% ($4.4 Million) in 2002 Insurance Revenue up 14% in 2002 Brokerage Revenue up 31% in 2002 23

Community Banking Strategy New Initiatives to Support a High Performance Community Banking Strategy Platform Systems Product Development Online Teller Deposit & Customer Service Consumer Loan New Financial Centers Small Business CHAMP Maximum Performance Money Market Mint Hill Birkdale Triangle South Park 24

Improve Asset Quality Defined Credit Culture - Quality, Profitability, Growth Risk Managers in Field Centralized Loan Approval Credit Review Department Centralized Collection and Workout 25

Control Expenses Hold Expense Growth to Maximum of 5% 26

Strategic Plan 2003 ($ in thousands) ($ in thousands) ($ in thousands) *Core Growth, assumes no mergers 27

Why Own First Charter Dynamic Market with Upside Potential Strong Community Banking Culture Committed Management Team and Board Improving Fundamentals - Loan Growth - Deposit Growth - Fee Income - Asset Quality Undervalued to Peers - 1.6 Time Book Value - 12.4 Times 2003 EPS Estimate 28

Appendix Included in Handout Executive Officer Biographies Asset Quality Detail December 31, 2002 Financials 29

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